Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-69306; No. 33-62887; No. 333-05987; and No.
333-59941) of Michael Baker Corporation of our report dated April 20, 1999, which appears within Exhibit 13.1 to Michael Baker Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.



/s/ PricewaterhouseCoopers, LLP
-------------------------------
PricewaterhouseCoopers, LLP
Pittsburgh, Pennsylvania
April 29, 1999